                                                                    EXHIBIT 10.2

                                SERVICE AGREEMENT
                                     BETWEEN
                    WILLIAMS INFORMATION SERVICES CORPORATION
                                       AND
                       WILLIAMS COMMUNICATIONS GROUP, INC.

    THIS SERVICE AGREEMENT ("Agreement") is effective as of the 30th of September, 1999, by and between WILLIAMS INFORMATION SERVICES CORPORATION, a Delaware corporation, hereinafter referred to as "WISC" and WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation, and its majority owned subsidiaries, hereinafter referred to as "Customer." WISC and Customer are each a "Party" and together are the "Parties" to this Agreement.

                                    RECITALS:

    WHEREAS, WISC has been providing Data Processing and Computer-related services to Customer and Customer desires to continue purchasing such services, solely for its internal use and the internal use of its subsidiaries in which Customer possesses fifty percent (50%) or greater ownership interest;

    WHEREAS, the Parties desire to establish the service levels provided under this Agreement, the reimbursable commitments due upon termination of this Agreement and other issues related to the provision of Services hereunder.

    NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

    1. SERVICES. WISC agrees, during the term of this Agreement, to provide use of WISC employees, facilities and systems in the performance and coordination of data processing and computer-related services to Customer. Such non-exclusive service, as more particularly described in Attachment B (the "Services Profile"), attached hereto and incorporated by reference, includes, but is not limited to, mainframe operations, payroll processing and support, technical staff support, data center operations and floorspace, special processing requirements, system backups, network services, telephone services and Enterprise services including Help Desk, IT Sourcing and Y2K Compliance Program (the "Services" or "Service"). The Service provided by WISC will be provided in accordance with the Service Level Agreements to be developed and mutually agreed to by the Parties and attached hereto as Attachment A. The Services Profile and the Service Level Agreements shall be updated or amended from time to time.

    2. LIAISON. Customer will designate a person to act as a liaison ("Liaison") for all contact with WISC. The Liaison has authority to make requests for all Service and has authority to approve all commitments made by WISC on Customer's behalf. Approval of all costs, expenditures, expenses, contractual obligations, and other commitments will be in writing by the designated Liaison.


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    3. COMMITMENT LIST. All hardware, software, and Services Customer has previously committed to pay for ("Existing Commitments") will be listed in a commitment list ("Commitment List") provided to Customer, a summary of which is attached hereto as Attachment C, and incorporated by reference. The Commitments List includes amounts for: (1) estimated taxes; (2) leased equipment; (3) fixed assets; (4) facilities improvements; (5) third party software; and (6) miscellaneous expenses. WISC will continue to update the Commitments List each quarter to add new commitments and to decrease other commitments.

    Certain commitments will decrease as a result of WISC fulfilling its obligations under the commitment. For example, a contractual obligation which presently has a two (2) year commitment, will be reduced each quarter as WISC performs the obligations required for that quarter.

    Customer will have thirty (30) days after receiving the revised Commitments List to object to any item on the Commitments List. After this thirty (30) day review period has passed, Customer will be deemed to have accepted all items on the Commitments List.

    4. FEES AND PAYMENTS. In consideration of WISC entering into purchase, lease, development and other obligations necessary to perform Services hereunder for Customer, Customer agrees to pay all costs incurred by WISC and approved in writing by Liaison including, but not limited to, all costs for equipment, software, personnel, or other contractual obligations for which WISC has already paid or remains obligated to pay, arising in connection with the provision of Services hereunder. All costs for such equipment, software, personnel or other contractual obligations, will be listed on the Commitment List.

        A. ALLOCATION CHARGES AND FEES. In addition to the obligations and charges set forth in this Agreement, Customer agrees to pay WISC the allocation amounts per month for the allocated Services set out in the Services Profile, as well as the amounts per month for other Services used by Customer at the published rates also set out in the Services Profile. The Services Profile will be provided annually on or before August 1.

        B. MISCELLANEOUS CHARGES AND FEES. Customer will reimburse WISC for WISC's actual cost for certain items used in providing services to Customer including but not limited to the following items: Custom forms (except when forms are purchased or supplied by Customer), the lease of terminal equipment used on Customer's premises, telephone lines and telephone equipment related to the Customer's processing and all microfiche charges related to Customer's reports.

        C. TAXES. Customer agrees to pay or reimburse WISC for all taxes for goods or services procured by WISC pursuant to performance of this Agreement for Customer.

        D. BILLING. Customer shall be billed every month for amounts due for the previous month. Payment is due thirty (30) days after Customer's receipt of invoice. Undisputed payments not received by the due date shall accrue interest at a rate of one and one half percent (1.5%) per month or the highest rate allowed by law whichever is less.


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        E. DISPUTED CHARGES. As to disputed amounts, Customer will place the disputed amount in an escrow account and provide WISC written notice, which includes a summary of its dispute, within thirty (30) days of the due date. Any amount for which Customer does not give notice of a dispute within thirty (30) days of the due date will be deemed to be an undisputed amount. As to disputed amounts the Parties will attempt to resolve the dispute in accordance with Section 23, Dispute Resolution.

    5. TERM. The term of this Agreement will begin April ____, 1999, and will remain in effect until April _____, 2004 (the "Initial Term"), and will automatically renew for additional terms of twelve (12) months each. Notwithstanding the foregoing, either Party may terminate this Agreement, at any time, by giving twelve (12) months prior written notice to the other Party.

    6. BACKUP AND RECOVERY PLAN. Customer and WISC, as timing allows, shall jointly develop and maintain a backup and recovery plan mutually satisfactory to the Parties which details specific responsibilities and recovery objectives. WISC will incorporate Customer's backup and recovery priorities in its published overall disaster and recovery plan which is currently being revised and updated. The WISC disaster and recovery plan includes a listing of those persons authorized to declare a disaster. Customer will have the option to contract for its own disaster recovery services with a vendor of its choice for those services for which WISC is not directly responsible. This option, however, will not relieve Customer of any obligations for disaster recovery services on the Commitments List.

    7. PROCESSING STANDARDS. Customer will be subject to all reasonable processing standards and procedures as set forth in the WISC Data Center Standards and Operating Procedures Manual. WISC will copy all Customer mainframe software and ensure synchronization with Customer Data maintained by WISC, semi-annually, including updates and documentation, and will store in such data WISC's offsite facility, and will provide Customer with access to such copies upon request. As to data, programs and software supplied by WISC to Customer, which are licensed from third party vendors, the Parties recognize that use is subject to the license agreements for each software product and the Parties agree to be bound by such agreements. Upon request WISC shall provide to Customer copies of the terms and conditions of such license agreements.

    8. CONFIDENTIAL AND PROPRIETARY INFORMATION. The Parties will take all reasonable precautions to protect the security of the other Party's confidential information, including making reasonable efforts to cause its directors, employees and agents to abide by the terms of this Agreement. Confidential information ("Confidential Information") shall include, but not be limited to, the following: business and financial methods; records and practices; pricing and selling techniques; file or data base materials; price lists; software; computer programs; credit and financial data; as well as similar information relating to the parent, subsidiaries and affiliates of either Party. Nothing in this Agreement shall prohibit or restrict WISC's right to use general ideas, concepts, methods, expressions, know-how and techniques related to the scope of WISC's Services and used in the course of its Services that are not unique to the Confidential Information, or do not include specific elements of the Confidential Information. Nothing in this Agreement shall prohibit or restrict WISC's rights to provide to third parties services which are similar to those it provides to Customer, so long as such provision of services does not breach this Agreement. Neither


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Party will make copies of the other Party's Confidential Information for its own use without the prior written permission of the other. The Parties may copy the software of the other only as permitted in applicable license agreements and only as reasonably necessary to support authorized use and shall not make such software available to any person other than employees or agents whose job performance requires such access.

    Files containing Customer's systems inputs and outputs are, and shall remain, the property of Customer and shall be returned to Customer at its request. Physical media produced by WISC for Customer must be purchased by Customer or returned to WISC within thirty (30) days after Customer's receipt of same.

    The Parties hereto may exchange certain Confidential Information for the purpose of implementing this Agreement. In consideration of the receipt of such Confidential Information, the Parties agree as follows:

    1. Each Party shall retain all rights to its Confidential Information. Each receiving Party agrees to take such reasonable measures to prevent the unauthorized disclosure to third parties of Confidential Information as it would take to prevent disclosure of its own proprietary or Confidential Information. Disclosure will be limited to such employees and agents as necessary to perform under this Agreement. To the extent practicable, information protected by this Agreement shall be marked "Confidential." Except as necessary for proper evaluation, documents containing Confidential Information obtained pursuant to this Agreement may not be duplicated in any manner without the written permission of the originating Party.

    2. The Parties agree to keep all Confidential Information confidential for seven (7) years after the expiration or termination of this Agreement. Information obtained by receiving Party that (1) is or becomes generally known or available to the public without breach or any obligation of confidentiality; (2) is lawfully known to it at the time of receipt as evidenced by the receiving Party's written records; or (3) is subsequently furnished to it lawfully by a third party, to the best of the receiving Party's knowledge, without restriction and without breach or any obligation of confidentiality; will not be deemed confidential and may be used without restriction. If disclosure of Confidential Information is required pursuant to a valid court order or subpoena, receiving Party shall give the disclosing Party prior written notification of such order or subpoena, and then shall disclose the Confidential Information only to the extent necessary to comply with the governmental agency's request. Confidential Information disclosed pursuant to a valid court order or subpoena does not lose its confidential status as to third parties. Unless expressly agreed otherwise, the Parties shall also keep confidential the terms and conditions of this Agreement and the exchange of information.

    Upon reasonable notice, Customer's internal and external auditors shall have the right during normal working hours to review The Williams Companies, Inc.'s internal audit department work papers, program design flow charts, programs and other documents, materials and information relating to the Customer as may reasonably be requested by Customer's internal and external auditors in connection with the preparation of a certified financial audit of Customer. All documents, materials and information made available to or


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disclosed to Customer's internal and external auditors under this Section shall be kept confidential by Customer's internal and external auditors.

    9. IMPROPER PAYMENTS. Neither Customer nor WISC will use any funds received under the Agreement for illegal or otherwise improper purposes. Neither Customer nor WISC will pay any commissions, fees or rebates to the other, nor favor any employee of the other with gifts or entertainment of significant cost or value. If either Customer or WISC has reasonable cause to believe that provisions of this paragraph have been violated, such Party may audit the records of the other, for the sole purpose of establishing compliance with such provisions.

    10. WARRANTIES. WISC warrants that the services provided hereunder will be provided in a workmanlike manner. Services not provided in a workmanlike manner will be retendered. WISC also agrees that as to software programs and equipment purchased or acquired for Customer pursuant to this Agreement that WISC will seek repair, replacement or refund on behalf of Customer pursuant to the terms of the applicable agreement if such products do not conform to the vendor or manufacturer warranty. WISC MAKES NO OTHER WARRANTIES OR REPRESENTATIONS, EXPRESSED OR IMPLIED, IN FACT OR IN LAW, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY SERVICE, PROGRAM OR EQUIPMENT AVAILABLE THROUGH WISC, WHETHER DEVELOPED BY WISC OR LICENSED, PURCHASED, OR OTHERWISE OBTAINED BY WISC FROM A THIRD PARTY. CUSTOMER, IN USING A PROGRAM, SERVICE OR EQUIPMENT PROVIDED BY WISC, WILL BE DEEMED TO HAVE ACKNOWLEDGED THE ADEQUACY OF THE PROGRAM, SERVICE OR EQUIPMENT FOR ITS INTENDED USE AFTER SEVEN (7) DAYS USE BY CUSTOMER. IN ADDITION, WISC SHALL ONLY BE REQUIRED TO PASS THROUGH THE MANUFACTURER OR VENDOR WARRANTY GRANTED TO WISC. CUSTOMER IS NOT WAIVING ANY MANUFACTURER OR VENDOR WARRANTIES IF MADE AVAILABLE TO CUSTOMER BY ANY MANUFACTURER OR VENDOR.

    11. LIMITATION OF LIABILITY. BECAUSE OF THE DIFFICULTY OF ASCERTAINING AND MEASURING DAMAGES HEREUNDER, IT IS AGREED THAT EACH PARTIES' LIABILITY TO THE OTHER FOR ANY TYPE OF COSTS, LOSSES, DAMAGES OR EXPENSES, ARISING OUT OF THIS AGREEMENT OR THE SERVICES PROVIDED HEREUNDER SHALL NOT EXCEED ONE MILLION DOLLARS ($1,000,000). THIS LIMIT OF LIABILITY DOES NOT APPLY TO AND IN NO WAY LIMITS CUSTOMER'S OBLIGATIONS TO PAY FOR ALL ITEMS ON THE FINAL COMMITMENTS LIST AND ALL AMOUNTS DUE FOR SERVICES HEREUNDER. WISC WILL NOT BE RESPONSIBLE FOR ANY LOSS OR DAMAGE TO PROPERTY OF ANY KIND OWNED OR LEASED BY CUSTOMER EXCEPT AND TO THE EXTENT SUCH LOSS OR DAMAGE TO PROPERTY IS CAUSED BY WISC'S NEGLIGENCE OR WILLFUL MISCONDUCT. IN NO EVENT SHALL EITHER WISC OR CUSTOMER BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES SUCH AS LOSS OF PROFITS OR ANTICIPATED PROFITS, LOSS OF USE OR DATA IN CONNECTION WITH, OR ARISING OUT OF THE SERVICES PROVIDED UNDER THIS AGREEMENT WHETHER BASED UPON ANY THEORY IN CONTRACT OR IN TORT


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AND WHETHER THE PARTIES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS.

    12. INDEMNIFICATION. Subject to Paragraph 11, the Customer will, jointly and severally, and to the fullest extent permitted by applicable law, indemnify and hold harmless WISC, The Williams Companies Inc. and any of its subsidiaries and their respective officers, directors, agents and employees (collectively, the "WISC Indemnitees") from and against all claims, demands, damages, losses, liabilities, costs or expenses (including, without limitation, reasonable attorney's fees and expenses) (collectively, "Costs") incurred or suffered by any WISC Indemnitee which result from or arise out of the negligent or willful misconduct of Customer regarding the Services.

    Subject to Paragraph 11, WISC will, jointly and severally, and to the fullest extent permitted by applicable law, indemnify and hold harmless Customer and any of its subsidiaries and their respective officers, directors, agents and employees (collectively, the "Customer Indemnities") from and against all claims, demands, damages, losses, liabilities, costs or expenses (including, without limitation, reasonable attorney's fees and expenses) (collectively, "Costs") incurred or suffered by any Customer Indemnitee which result from or arise out of the negligent or willful misconduct of WISC regarding the Services.

    13. TERMINATION.

    A. WISC shall have the right to terminate this Agreement (i) after sixty
(60) days written notice upon the failure of Customer to timely and fully pay any undisputed amounts in any invoice within thirty (30) days of the due date; or (ii) immediately and without notice upon insolvency or the commencement of any proceedings under any bankruptcy or insolvency laws by or against Customer; or (iii) immediately and without notice upon the assignment by Customer of all or substantially all of its property for the benefit of its creditors.

    B. Customer shall have the right to terminate this Agreement or seek specific performance or pursue other legal remedies upon failure of WISC to cure any default in the performance of its obligations hereunder after sixty (60) days of WISC's receipt of written notice regarding such default. Customer shall further have the right to terminate this agreement (i) immediately and without notice upon the insolvency or the commencement of any proceedings under any bankruptcy or insolvency laws by or against WISC; and (ii) immediately and without notice upon the assignment by WISC of all or substantially all of its property for the benefit of its creditors.

    C. Notwithstanding subsections A, and B above, either Party may terminate this Agreement by giving twelve (12) months prior written notice.

    14. FEES AND COSTS UPON TERMINATION

    A. Costs. Upon termination of this Agreement at any time, Customer agrees to pay WISC the following amounts:

    (1) all items listed on the final Commitments List;


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    (2) all amounts due for Services hereunder as of the date of termination.

    B. Ownership. Upon the termination of this Agreement and upon payment by Customer of all amounts due, all WISC-owned equipment acquired solely for use by Customer, excluding leasehold equipment and improvements, for which Customer remains obligated to pay the entire amount (full purchase price) or for which Customer has already paid the entire amount (full purchase price) under this Agreement, shall become the sole property of Customer as well as all other property and rights due Customer at termination and WISC shall have no ownership or proprietary rights to such equipment. This Agreement shall serve as the document of assignment and title transfer of such property and rights to Customer free and clear of all claims, except as provided to the contrary in this Agreement. As to software licensed to WISC, solely for the benefit of Customer, WISC will use its best efforts to assign such software to Customer, provided the Parties agree to be bound by the license agreements in transferring or assigning any rights or obligations.

    C. Historical Data Services. Upon termination of this Agreement and payment by Customer of all amounts due, payment of any termination fee, payment for all commitments listed on the Commitments List, WISC shall supply Customer with historical data relating to the Services provided hereunder.

    15. FORCE MAJEURE. Neither Party will be liable to the other by reason of failure in performance of this agreement if the failure arises out of acts of God, acts of the other Party, acts of governmental authority, strikes, fires, delays in transportation, unavailability of communications or energy sources, sabotage, riots, or war or any other Force Majeure cause. An event of Force Majeure shall not operate to relieve the Party affected from the payment of any fees for services previously rendered under this Agreement or for items on the Commitments List. However, the party affected by the Force Majeure event shall promptly notify the other Party and take all reasonable actions to promptly remedy or remove the Force Majeure situation. If the Force Majeure situation is not remedied within 30 days, the other Party shall have right to seek termination of this Agreement.

    16. ASSIGNMENT. Customer shall not have the right to assign this Agreement without the prior written consent of WISC, which consent will not be unreasonably withheld; provided that either Party may assign this Agreement, without the consent of the other party, to a successor or a surviving corporation in a merger or consolidation in which it is a Party or to any person that acquires all or a majority of its stock or assets. WISC shall not have the right to assign its obligations under this Agreement, except to a subsidiary or affiliate, without the prior written consent of Customer, which consent will not be unreasonably withheld.

    17. INSURANCE. Both Parties will procure, pay for and maintain the following insurance during the term of this Agreement and provide to the other certificates of insurance with insurance companies satisfactory to each Party evidencing the maintenance of insurance coverages indicated below:

    Certificates shall include a 30-day notice of cancellation in favor of the other Party, except in the event of non-payment of premium in which case a ten
(10) day notice of cancellation will be acceptable.


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    Workers' Compensation Insurance complying with the laws of the state or states in which work is to be performed, whether or not Customer or its subcontractors are required by such laws to maintain such insurance and employer's liability insurance with limits of $100,000 each accident, including occupational disease coverage with a limit of $100,000 each employee and $500,000 disease policy limit.

    Commercial or Comprehensive General Liability insurance on an occurrence form with a combined single limit for bodily injury and property damage of $1,000,000 each occurrence and $2,000,000 annual aggregate, including coverage for premises operations, independent contractors, personal injury, products/completed operations, broad form contractual, broad form property damage and advertising injury.

    WISC and Customer waive their rights, and, to the extent possible, their underwriter's rights, of subrogation against the other, and the other's officers, directors, agents and employees thereof, and corporate shareholders and corporate shareholder's officers, directors, agents and employees, providing that such waiver in writing, prior to loss, does not void or alter coverage. Such waiver shall also extend to companies and legal entities that control, are controlled by, are subsidiaries of or are affiliated with the other Party and the other Party's respective officers, directors, agents, employees and shareholders of such companies or entities.

    In the event coverage is denied or reimbursement of a properly presented claim is disputed by a Party's insurance carrier(s), the Party shall, upon written request, provide the other Party with a certified copy of the involved insurance policy or policies within ten (10) business days of receipt of such request.

    The maintenance of insurance shall in no way limit or affect the extent of either Party's liability.

    18. ENTIRE AGREEMENT. Customer represents that it has read this Agreement, understands it and agrees to be bound by its terms and conditions. Customer further agrees that this Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and that this Agreement supersedes all proposals oral or written, all previous negotiations and agreements and all other communications between the Parties with respect to the subject matter hereof. The Parties further agree that any terms and conditions of any purchase order or other instrument issued by either Party in connection with this Agreement which are in addition to, or inconsistent with, terms and conditions of this Agreement, shall not be binding upon either Party unless signed by both Parties.

    19. AMENDMENTS. This Agreement may be modified only by a written instrument duly executed by an authorized representative of WISC and Customer.

    20. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Oklahoma, without regard to its choice of law provisions. Should any conflict arise concerning the terms of this Agreement which shall result in litigation, the Parties agree that the exclusive jurisdiction and venue for such litigation shall be in the applicable state or federal courts in Tulsa, Oklahoma and the Parties hereby expressly waive


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any and all objections to the exclusive jurisdiction and venue of any such litigation in Tulsa, Oklahoma.

    21. SEVERABILITY. If, but only to the extent that, any provision of this Agreement is declared or found by a court of competent jurisdiction to be illegal, unenforceable, or void, then both Parties shall be relieved of all obligations arising under such provision, it being the intent and agreement of the Parties that this Agreement shall be deemed amended as it related to the jurisdiction involved by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent. If that is not possible, another provision that is legal and enforceable and achieves the same objective shall be substituted. If the remainder of this Agreement is not affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

    22. INDEPENDENT CONTRACTOR. In performing the services hereunder, WISC shall operate as and have the status of an independent contractor, subject only to the general direction of the Customer regarding the Services to be rendered as opposed to the method of performance of the Services.

    23. DISPUTE RESOLUTION. The Parties will attempt in good faith to resolve any claim or controversy arising out of this Agreement by negotiations between senior executives of the Parties who have settlement authority and who do not have direct responsibility for the administration of this Agreement. If the matter has not been resolved within sixty (60) days from the date either Party notified the other of its dispute, either Party may initiate other means of alternative dispute resolution of the controversy in accordance with the then appropriate rules and procedures of the Center for Public Resources or American Arbitration Association or pursue its rights and remedies with a court of competent jurisdiction.

    24. CONSTRUCTION. Except where otherwise expressly provided, all references to sections, paragraphs or attachments in this Agreement will be deemed to be references to such sections and paragraphs of this Agreement or the attachments to this Agreement, respectively. The recitals are incorporated herein by reference as though repeated fully.

    25. WAIVER. Any waiver of this Agreement or of any covenant, condition, or agreement to be performed by a Party under this Agreement shall (i) only be valid if the waiver is in writing and signed by an authorized representative of the Party against which such waiver is sought to be enforced, and (ii) apply only to the specific covenant, condition or agreement to be performed, the specific instance or specific breach thereof and not to any other instance or breach thereof or subsequent instance or breach.

    26. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same document.


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    27. NOTICES. Any notice required or permitted to be made or given to either
Party hereto shall be in writing, and will be deemed sufficiently served if dispatched by certified mail, return receipt requested; hand delivered; sent by overnight delivery service; or facsimile with confirmation of receipt to the addresses specified below:

    If notice is from WISC to Customer:

         VICE PRESIDENT, APPLICATIONS-NETWORK
         WILLIAMS COMMUNICATIONS GROUP, INC.
         ONE WILLIAMS CENTER
         TULSA, OK  74172

    If notice is from Customer to WISC:

         SUPERVISOR, CONTRACT ADMINISTRATION MD 33-1
         WILLIAMS INFORMATION SERVICES CORPORATION
         ONE WILLIAMS CENTER
         P.O. BOX 2400
         TULSA OK 74172


    AGREED AND ACCEPTED as of the day and year first above written.

             "WISC"                                     "CUSTOMER"
WILLIAMS INFORMATION SERVICES                     WILLIAMS COMMUNICATIONS
CORPORATION                                  GROUP, INC.

[STAMP]

By: /s/ JAMES R. HERBSTER                    By: /s/ G. L. BEST
    ------------------------------               ------------------------------
         Authorized Signature                         Authorized Signature

Typed Name: James R. Herbster                Typed Name: G. L. Best
            ----------------------                       ----------------------

Title: Senior Vice-President,                Title: Vice President
         Administration
       ---------------------------                  ---------------------------

Date: September 30, 1999                     Date: September 30, 1999
      ----------------------------                 ----------------------------


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

                                SERVICE AGREEMENT
                                     BETWEEN
                    WILLIAMS INFORMATION SERVICES CORPORATION
                                       AND
                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                  ATTACHMENT A
                           (SERVICE LEVEL AGREEMENTS)

          APPROVED:                                      APPROVED:

          "WISC"                                         "CUSTOMER"
WILLIAMS INFORMATION SERVICES                     WILLIAMS COMMUNICATIONS
CORPORATION                                  GROUP, INC.

[STAMP]

By: /s/ JAMES R. HERBSTER                    By: /s/ G. L. BEST
    ------------------------------               ------------------------------
         Authorized Signature                         Authorized Signature

Typed Name: James R. Herbster                Typed Name: G. L. Best
            ----------------------                       ----------------------

Title: Senior Vice-President,                Title: Vice President
         Administration
       ---------------------------                  ---------------------------

Date: September 30, 1999                     Date: September 30, 1999
      ----------------------------                 ----------------------------


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

                                SERVICE AGREEMENT
                                     BETWEEN
                    WILLIAMS INFORMATION SERVICES CORPORATION
                                       AND
                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                  ATTACHMENT B
                               (SERVICES PROFILE)

          APPROVED:                                      APPROVED:

          "WISC"                                         "CUSTOMER"
WILLIAMS INFORMATION SERVICES                     WILLIAMS COMMUNICATIONS
CORPORATION                                  GROUP, INC.

[STAMP]

By: /s/ JAMES R. HERBSTER                    By: /s/ G. L. BEST
    ------------------------------               ------------------------------
         Authorized Signature                         Authorized Signature

Typed Name: James R. Herbster                Typed Name: G. L. Best
            ----------------------                       ----------------------

Title: Senior Vice-President,                Title: Vice President
         Administration
       ---------------------------                  ---------------------------

Date: September 30, 1999                     Date: September 30, 1999
      ----------------------------                 ----------------------------

                                SERVICE AGREEMENT
                                     BETWEEN
                    WILLIAMS INFORMATION SERVICES CORPORATION
                                       AND
                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                  ATTACHMENT C
                                (COMMITMENT LIST)


          APPROVED:                                      APPROVED:

          "WISC"                                         "CUSTOMER"
WILLIAMS INFORMATION SERVICES                     WILLIAMS COMMUNICATIONS
CORPORATION                                  GROUP, INC.

[STAMP]

By: /s/ JAMES R. HERBSTER                    By: /s/ G. L. BEST
    ------------------------------               ------------------------------
         Authorized Signature                         Authorized Signature

Typed Name: James R. Herbster                Typed Name: G. L. Best
            ----------------------                       ----------------------

Title: Senior Vice-President,                Title: Vice President
         Administration
       ---------------------------                  ---------------------------

Date: September 30, 1999                     Date: September 30, 1999
      ----------------------------                 ----------------------------


                                      B-13